UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

____________________

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

____________________

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

____________________

California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

PS Business Parks, Inc. (the “Company”) is the sole general partner of PS Business Parks, L.P. (the “Partnership”).  The Partnership entered into a Third Amended and Restated Revolving Credit Agreement dated as of January 10, 2017 with Wells Fargo Bank, National Association, as Administrative Agent, and the lenders signatory thereto (the “Credit Agreement”).  The Credit Agreement amends and restates the Partnership’s prior revolving credit facility entered into as of April 28, 2014.

Among other things, the Credit Agreement provides for the following: (i) total revolving credit commitments of $250 million, (ii) an option to request increases to the total revolving credit commitments under the Credit Agreement in the future by an additional aggregate principal amount of up to $150 million, subject to satisfaction of certain conditions, (iii) reductions to pricing and facility fees, (iv) amendments to certain covenants, and (v) extension of the maturity date from May 1, 2019 to January 10, 2022.

To guarantee the Partnership’s Credit Agreement obligations, the Company entered into a Third Amended and Restated Repayment Guaranty dated as of January 10, 2017 (the “Guaranty”).  The Guaranty amends and restates the Company’s prior guaranty entered into as of April 28, 2014.

The foregoing descriptions of the Credit Agreement and Guaranty are qualified in their entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto, and the Guaranty, which is filed as Exhibit 10.2 hereto.

In the ordinary course of their respective businesses, certain lenders party to the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, advisory, lending and/or commercial banking or other financial services for the Company and its subsidiaries for which they received, or may receive, customary fees and reimbursement of expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 above is incorporated herein in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1:  Third Amended and Restated Revolving Credit Agreement dated as of January 10, 2017.

Exhibit 10.2:  Third Amended and Restated Repayment Guaranty dated as of January 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: January 10, 2017

By:	/s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1 10.2

PS Business Parks, L.P. Third Amended and Restated Revolving Credit Agreement dated as of January 10, 2017.

PS Business Parks, Inc. Third Amended and Restated Repayment Guaranty dated as of January 10, 2017.